United States
Securities And Exchange Commission
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2011

EasyLink Services International Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34446	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2011, EasyLink Services International Corporation (the “Company”) entered into Amendment No. 2 to Second Amended and Restated Employment Agreement with Thomas J. Stallings, its Chief Executive Officer (the “Stallings Employment Agreement Amendment”).  The Stallings Employment Agreement Amendment amended the existing employment agreement between the Company and Mr. Stallings in order to set the terms of a performance-related bonus for fiscal year 2012 targeted at $400,000 per year, which is based on specific criteria set forth in the Stallings Employment Agreement Amendment.  A copy of the Stallings Employment Agreement Amendment is attached hereto as Exhibit 10.1.

On September 29, 2011, the Company also entered into Amendment No. 2 to Second Amended and Restated Employment Agreement with Glen E. Shipley, its Chief Financial Officer and Secretary (the “Shipley Employment Agreement Amendment”).  The Shipley Employment Agreement Amendment amended the existing employment agreement between the Company and Mr. Shipley in order to set the terms of a performance-related bonus for fiscal year 2012 targeted at $225,000 per year, which is based on specific criteria set forth in the Shipley Employment Agreement.  A copy of the Shipley Employment Agreement Amendment is attached hereto as Exhibit 10.2.

On September 29, 2011, the Company also entered into Amendment No. 2 to Second Amended and Restated Employment Agreement with Terri Deuel, its Executive Vice President Worldwide Customer Support (the “Deuel Employment Agreement Amendment”).  The Deuel Employment Agreement Amendment amended the existing employment agreement between the Company and Ms. Deuel in order to set the terms of a performance-related bonus for fiscal year 2012 targeted at $100,000 per year, which is based on specific criteria set forth in the Deuel Employment Agreement.  A copy of the Deuel Employment Agreement Amendment is attached hereto as Exhibit 10.3.

On September 29, 2011, the Company also entered into Amendment No. 2 to Second Amended and Restated Employment Agreement with Kevin R. Maloney, its Executive Vice President Worldwide Sales and Marketing (the “Maloney Employment Agreement Amendment”).  The Maloney Employment Agreement Amendment amended the existing employment agreement between the Company and Mr. Maloney in order to set the terms of a performance-related bonus for fiscal year 2012 targeted at $250,000 per year, which is based on specific criteria set forth in the Maloney Employment Agreement.  A copy of the Maloney Employment Agreement Amendment is attached hereto as Exhibit 10.4.

On September 29, 2011, the Company also entered into an Employment Agreement with Patrick A. Harper, its Executive Vice President of Global Operations (the “Harper Employment Agreement”).  The Harper Employment Agreement has an initial term that lasts until November 1, 2012 and renews annually thereafter.  Pursuant to the Harper Employment Agreement, Mr. Harper is entitled to receive an annual base salary of $200,000, with a performance-related bonus targeted at $100,000 per year based on specific criteria set forth in the Harper Employment Agreement.  The Company, through the Compensation Committee of its Board of Directors, will review Mr. Harper’s salary annually and may increase, but not decrease, his salary, as appropriate.  The Company will also annually review Mr. Harper’s targeted performance-related bonus.

Under the Harper Employment Agreement, Mr. Harper has agreed not to solicit the Company’s customers or employees or compete with the Company as provided in the Harper Employment Agreement for a period of one year following termination of his employment. Pursuant to the Harper Employment Agreement,  all equity-based incentive compensation received by Mr. Harper will vest immediately upon a change of control of the Company (as defined in the Harper Employment Agreement).  In addition, pursuant to the Harper Employment Agreement, Mr. Harper is also eligible to receive a lump sum payment equal to 12 months of his base salary plus his targeted performance-related bonus for the applicable fiscal year in the event of either (a) his termination (i) due to his long-term disability, (ii) by the Company other than for cause (as defined in the Harper Employment Agreement) or (iii) by Mr. Harper due to an adverse change in his duties (as defined in the Harper Employment Agreement) or a material default by the Company under the Harper Employment Agreement; or (b) a change of control of the Company (as defined in the Harper Employment Agreement). Mr. Harper is only entitled to receive one such payment regardless of the occurrence of multiple events that would result in such payment. A copy of the Harper Employment Agreement is attached hereto as Exhibit 10.5.

On September 29, 2011, the Company also entered into an Employment Agreement with Joachim Braun, its Vice President of Development (the “Braun Employment Agreement”).  The Braun Employment Agreement has an initial term that lasts until November 1, 2012 and renews annually thereafter.  Pursuant to the Braun Employment Agreement, Mr. Braun is entitled to receive an annual base salary of $188,977.20, with a performance-related bonus targeted at $75,000 per year based on specific criteria set forth in the Braun Employment Agreement.  The Company, through the Compensation Committee of its Board of Directors, will review Mr. Braun’s salary annually and may increase, but not decrease, his salary, as appropriate. The Company will also annually review Mr. Braun’s targeted performance-related bonus.

Under the Braun Employment Agreement, Mr. Braun has agreed not to solicit the Company’s customers or employees or compete with the Company as provided in the Braun Employment Agreement for a period of one year following termination of his employment. Pursuant to the Braun Employment Agreement, all equity-based incentive compensation received by Mr. Braun will vest immediately upon a change of control of the Company (as defined in the Braun Employment Agreement).  In addition, pursuant to the Braun Employment Agreement, Mr. Braun is also eligible to receive a lump sum payment equal to 12 months of his base salary plus his targeted performance-related bonus for the applicable fiscal year in the event of either (a) his termination (i) due to his long-term disability, (ii) by the Company other than for cause (as defined in the Braun Employment Agreement) or (iii) by Mr. Braun due to an adverse change in his duties (as defined in the Braun Employment Agreement) or a material default by the Company under the Braun Employment Agreement; or (b) a change of control of the Company (as defined in the Braun Employment Agreement). Mr. Braun is only entitled to receive one such payment regardless of the occurrence of multiple events that would result in such payment. A copy of the Braun Employment Agreement is attached hereto as Exhibit 10.6.

 Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Amendment No. 2 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated September 29, 2011.

10.2*	Amendment No. 2 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated September 29, 2011.

10.3*	Amendment No. 2 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Terri Deuel, dated September 29, 2011.

10.4*	Amendment No. 2 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Kevin R. Maloney, dated September 29, 2011.

10.5*	Employment Agreement between EasyLink Services International Corporation and Patrick A. Harper, dated September 29, 2011.

10.6*	Employment Agreement between EasyLink Services International Corporation and Joachim Braun, dated September 29, 2011.
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*Confidential Treatment has been requested with respect to portions of this Exhibit. The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By: /s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated:  October 5, 2011

EXHIBIT INDEX

Exhibit Number                                Description

10.1*	Amendment No. 2 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated September 29, 2011.

10.2*	Amendment No. 2 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated September 29, 2011.

10.3*	Amendment No. 2 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Terri Deuel, dated September 29, 2011.

10.4*	Amendment No. 2 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Kevin R. Maloney, dated September 29, 2011.

10.5*	Employment Agreement between EasyLink Services International Corporation and Patrick A. Harper, dated September 29, 2011.

10.6*	Employment Agreement between EasyLink Services International Corporation and Joachim Braun, dated September 29, 2011.

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*Confidential Treatment has been requested with respect to portions of this Exhibit. The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.